STORE SUPPORT CENTER MANAGEMENT
                                   BONUS PLAN


                                TABLE OF CONTENTS


         TOPIC                                                              PAGE

         Plan Objectives.......................................................1

         Plan Features
                  Eligibility Requirements.....................................2
                  Target Bonus Award...........................................2

         Award Determination & Schedule........................................3

         Sample Payout Calculation.............................................3

         Plan Administration
                  Plan Procedures..............................................4
                  Bonus Payment Distribution...................................6

                         STORE SUPPORT CENTER MANAGEMENT
                                   BONUS PLAN


PLAN OBJECTIVES

Compensation is a critical factor in attracting, retaining and motivating management personnel. Variable compensation is a vital component of the total compensation package. The philosophy of a bonus plan combined with base compensation creates an effective total compensation program that is essential to the overall long-term success of our Company.

The plan objectives are to:

- Recognize and reward performance for the achievement of a critical performance objective, the Company's achievement of Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA) at a specified level.


-             Provide a competitive total compensation package.


- Promote a sense of team effort in which all management personnel share in the rewards of superior performance.















This plan is established as of the first day of the fiscal year of 2000, November 28, 1999, and continues each fiscal year unless modified by appropriate company action.

Payless Cashways, Inc. reserves the right to amend or terminate the plan. Administration of the Store Support Center Management Bonus Plan will be under the direction of the Vice President - Human Resources. The Vice President - Human Resources, will resolve questions that may arise relating to the interpretation or administration of the plan.

                         STORE SUPPORT CENTER MANAGEMENT
                                   BONUS PLAN


ELIGIBILITY REQUIREMENTS

To be eligible for participation in the Store Support Center Management Bonus Plan, you must be a regular, full-time associate, grade 508 or above. You may also participate in the plan if you are a regular, full time associate performing the duties of Field Auditor. In addition, you must:

-        be employed by the Company through the end of the fiscal year,

- have acceptable overall performance and not engage in any behavior, which would be grounds for termination during the entire fiscal year and the period up to distribution of the bonus payment.

Associates begin participation in the plan on their date of hire or promotion into an eligible position.


TARGET BONUS AWARD

The target bonus percentage multiplied by the associate's actual base compensation earned during the fiscal year reflects the participant's target bonus award. The target percentage for Store Support Center Management is shown below:

                                                          Annual Bonus Target
                           Salary Grade                   % of Base Compensation
                           ------------                   ----------------------

                                 508                                       10.0%
                                 509                                       12.0%
                                 510                                       14.0%
                                 511                                       16.0%
                                 512                                       20.0%
                                 513                                       40.0%
                                 514                                       40.0%
                                 515                                       50.0%
                                 516                                       50.0%
                                 517                                       50.0%
                                 518                                       75.0%

                  * Also applies to Field Auditors.

The target bonus award will remain unchanged for the balance of the fiscal year unless those conditions outlined in the Plan Procedures occur. (See Plan Procedures beginning on page 4). Actual base compensation paid during the fiscal year will be used in calculating earned awards.

                         STORE SUPPORT CENTER MANAGEMENT
                                   BONUS PLAN


AWARD DETERMINATION & SCHEDULE

The bonus award will be earned based upon the Company's achievement of EBITDA at a specified level. Shown below is the award schedule.

                           % of Budgeted                        Earned
                                EBITDA                          EBITDA
                                Attained                       Award Percent
                                --------                       -------------
                                   90%                              50%
                                   91%                              55%
                                   92%                              60%
                                   93%                              65%
                                   94%                              70%
                                   95%                              75%
                                   96%                              80%
                                   97%                              85%
                                   98%                              90%
                                   99%                              95%
                                  100%                             100%


*For the CEO, grade 518, the schedule will continue in similar increments for performance above 100% with no cap.


SAMPLE PAYOUT CALCULATION

Actual Base           x          Target Bonus     x       Earned EBITDA= Bonus
Compensation                     Percent                  Award Percent  Payment

                         STORE SUPPORT CENTER MANAGEMENT
                                   BONUS PLAN

PLAN PROCEDURES

Prorated awards shall occur in accordance with the following guidelines.

1.       New Hire.

         An associate hired into an eligible position will be eligible for a bonus on his/her date of hire. Earned awards are based on the plan formula and the actual base compensation earned in the eligible position during the fiscal year.

2.       Promoted Into Eligible Position.

         An associate promoted into an eligible position will be eligible for a bonus on the date of his/her new job. Earned awards are based on the plan formula and the actual base compensation earned in the eligible position during the fiscal year.

3.       Promoted From One Eligible Position to Another Eligible Position.

         If an associate is promoted into a position, which has a different formula for determining the target bonus, then the old formula will be calculated on the actual base compensation earned in the former position. Likewise, the new formula will be calculated on the actual base compensation earned in the new position.

4.       Reclassification.

         If an associate's current position is reclassified and assigned to a new grade in the Payless Cashways' job classification program, then the target bonus percentage will be adjusted. This would occur in accordance with the procedures for a promotion, if the associate has been assigned to a higher grade or for a demotion, if assigned to a lower grade.

5.       Transfer.

         Associates who transfer between locations will be eligible for a prorated bonus based on the actual base compensation earned at each location during the fiscal year and the fiscal year end performance against budget for each location.

6.       Demotion.

         If an associate is demoted into a position which has a different formula for determining the target bonus percentage, then the old formula will be calculated on the actual base compensation earned in the former position. Subsequently, the new formula will be calculated on the actual base compensation earned in the new position.

                         STORE SUPPORT CENTER MANAGEMENT
                                   BONUS PLAN

PLAN PROCEDURES (Cont'd.)

         An eligible associate who is demoted to a position which is not eligible for participation in the plan will receive a prorated award based on the plan formula and the actual base compensation earned in the eligible position during the fiscal year.


7.       Interrupted Service.

         If an associate's service is interrupted during the fiscal year, for a period in excess of 90 days, due to short or long term disability and/or other approved leaves of absence, then he/she shall receive, if earned, a prorated bonus payment. This payment will be prorated based on the plan formula and the actual base compensation earned during the fiscal year plus first 90 days of leave.


The following guidelines apply in cases of an associate's separation:

1.       Involuntary Termination.

         An associate in the plan who, during the fiscal year, is involuntarily terminated for such reasons as facility closing or reduction in force, shall be ineligible for any bonus payments for the current fiscal year.

         An  associate  in the plan who, at any time prior to  distribution,  is
         involuntarily   terminated  for  performance   deficiencies   shall  be
         ineligible for any bonus payments.

2.       Termination for Violation of Company Policy.

         An associate in the plan who, at any time prior to distribution, is involuntarily terminated or resigns in lieu of involuntary termination for violation of Company policy shall be ineligible for any bonus payments.

3.       Voluntary Termination.

         An associate in the plan who terminates voluntarily after the end of the fiscal year shall be eligible for a bonus payment, if earned. However, if the associate terminates during the fiscal year, he/she shall be ineligible for any bonus payments for the current fiscal year.

                         STORE SUPPORT CENTER MANAGEMENT
                                   BONUS PLAN


BONUS PAYMENT DISTRIBUTION

Distribution of earned bonus payments shall be made by February 15 following the end of the fiscal year.

Bonus payments are issued by check and are subject to applicable government withholding taxes. Participant elected benefit deductions, such as MoneyBuilder will be taken from the payment.

Bonus Payment Discrepancies

Errors in the calculation of an associate's bonus payment must be reported to the Compensation Department within 30 days of receipt. All corrected amounts will be added to the associate's next regularly scheduled paycheck.